UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04537

Liberty All-Star Growth Fund, Inc.
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Tane T. Tyler, Secretary Liberty All-Star Equity Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1.  Reports to Stockholders.

LIBERTY ALL-STAR® GROWTH FUND

2007 ANNUAL REPORT

A SINGLE INVESTMENT …

A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

•    A diversified, multi-managed portfolio of small, mid- and large cap growth stocks

•    Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic

•    Access to institutional quality investment managers

•    Objective and ongoing manager evaluation

•    Active portfolio rebalancing

•    A quarterly fixed distribution policy

•    Actively managed, exchange traded fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR GROWTH FUND, INC.

CONTENTS

1                             President’s Letter

4                             Closed-End Funds: What They Are and How They’re Different

5                             Editorial Feature: Unique Fund Attributes

7                             Investment Managers/Portfolio Characteristics

8                             Manager Roundtable

12                       Investment Growth

13                       Table of Distributions and Rights Offerings

14                       Top 20 Holdings and Economic Sectors

15                       Major Stock Changes in the Fourth Quarter

16                       Schedule of Investments

23                       Statement of Assets and Liabilities

24                       Statement of Operations

25                       Statement of Changes in Net Assets

26                       Financial Highlights

27                       Notes to Financial Statements

30                       Report of Independent Registered Public Accounting Firm

31                       Automatic Dividend Reinvestment and Cash Purchase Plan

32                       Tax Information

33                       Directors and Officers

36                       Privacy Policy

37                       Description of Lipper Benchmark and Market Indices

Inside Back Cover: Fund Information

The views expressed in the President’s Letter, Editorial Feature and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

LIBERTY ALL-STAR® GROWTH FUND

PRESIDENT’S LETTER

Fellow Shareholders:	February 2008

Two thousand seven was a rewarding year for growth stock investors. After many years that favored value stocks, the change in leadership that began building in 2006 culminated in a year when the growth style of investing outperformed value for the first time since 1999.

Reflective of this rotation, the Russell 3000® Growth Index gained 11.4 percent for the year versus a 1.0 percent decline for the Russell 3000® Value Index. The widely followed S&P 500 Index returned a respectable 5.5 percent in 2007, but it, too, was topped by the growth-oriented NASDAQ Composite Index, which advanced 10.7 percent for its best showing since 2003.

There are many reasons for the shift to growth stocks: Value stocks had run up over many years, and by some were no longer perceived as compelling a “value” as they once represented. Investors also anticipated that corporate spending on IT would lead to a good year for growth-oriented technology stocks and as corporate earnings slowed into the single-digit range, investors sought companies with better earnings visibility in a slowing economy.

Despite a weak fourth quarter, 2007 was the fifth consecutive year of positive stock market returns. But, as investors reading this report in early 2008 are all too well aware, the market is beset with problems ranging from the subprime mortgage crisis and a moribund residential real estate market, to high energy prices and deteriorating consumer confidence. In addition, ongoing geopolitical challenges that seem to have become a permanent part of the global situation remain a concern. Although we are hopeful that the stock market can work its way through its most serious concerns and regain its footing; it is difficult to believe that sentiment will remain as negative as it has been for the past couple of months. Still, after five good years we may be in for a period of consolidation, given the uncertainties that exist.

Liberty All-Star Growth Fund enjoyed a strong 2007, as it posted excellent returns in both absolute and relative terms. For the full year, the Fund returned 17.4 percent with shares valued at net asset value (NAV) and 17.9 percent with shares valued at NAV with dividends reinvested. In terms of the market price of its shares (with dividends reinvested), the Fund gained 23.5 percent. The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, advanced 15.0 percent. Relative to all the funds in this benchmark, the Fund’s performance ranked in the top one-third.

The Fund’s NAV returns are above the Russell 3000® Growth Index for the trailing three-, five- and seven-year periods. We are gratified that the discount at which Fund shares are priced relative to their underlying NAV narrowed to just 1.2 percent at year-end, given the trend of widening discounts for most closed-end funds during the second half of the year.

For the full year, the Fund benefited from good stock selection within the consumer discretionary and financial sectors. In particular, the higher quality orientation of the Fund was finally rewarded, as investors fled riskier assets after the fallout from the subprime credit crisis.

The accompanying table traces key metrics for the fourth quarter and full year of 2007, as well as longer-term periods.

www.allstarfunds.com	ASG

In terms of Fund news, the Board of Directors appointed Chase Investment Counsel Corporation as the Fund’s large-cap growth manager to replace William Blair & Company, L.L.C., effective January 2, 2008. Chase Investment Counsel is well known to ALPS Advisers, as the firm is one of the five investment managers for

FUND STATISTICS AND SHORT-TERM PERFORMANCE
PERIODS ENDING DECEMBER 31, 2007

FUND STATISTICS:
Net Asset Value (NAV)	$6.03
Market Price	$5.96
Discount	1.2%

	Quarter	2007
Distributions	$0.16	$0.61
Market Price Trading Range	$5.25 to $6.10	$4.27 to $6.16
Premium/(Discount) Range	(1.2) to (9.6)%	0.2 to (9.6)%

PERFORMANCE:

Shares Valued at NAV	(1.0)%	17.4%
Shares Valued at NAV with Dividends Reinvested	(0.8)%	17.9%
Shares Valued at Market Price with Dividends Reinvested	5.4%	23.5%
NASDAQ Composite Index	(1.6)%	10.7%
Russell 3000® Growth Index	(0.9)%	11.4%
S&P 500 Index	(3.3)%	5.5%
Lipper Multi-Cap Growth Mutual Fund Average*	(0.7)%	15.0%
NAV Reinvested Percentile Rank (1= best; 100 = worst)	49th	33rd
Number of Funds in Category	560	542

LONG-TERM PERFORMANCE SUMMARY	ANNUALIZED RATES OF RETURN
PERIODS ENDING DECEMBER 31, 2007	3 YEARS	5 YEARS	7 YEARS
LIBERTY ALL-STAR GROWTH FUND, INC.
Shares Valued at NAV	9.2%	13.2%	2.0%
Shares Valued at NAV with Dividends Reinvested	9.5%	13.4%	2.4%
Shares Valued at Market Price with Dividends Reinvested	7.3%	14.8%	4.3%
NASDAQ Composite Index	7.6%	15.5%	1.6%
Russell 3000® Growth Index	8.6%	12.4%	0.6%
S&P 500 Index	8.6%	12.8%	3.3%
Lipper Multi-Cap Growth Mutual Fund Average*	10.7%	15.5%	1.7%
NAV Reinvested Percentile Rank (1= best; 100 = worst)	58th	68th	46th
Number of Funds in Category	399	339	252

*    Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Multi-Cap Growth Open-end Mutual Fund Universe.

Performance shown from the first full calendar year since restructure to a multi-cap growth fund. Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting Fund expenses. The Fund’s performance is calculated assuming that a shareholder exercised all primary rights in the Fund’s rights offerings. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000 Growth Index and the S&P 500 Index are total returns, including income. A description of the Lipper benchmark and the market indices can be found on page 37.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

ANNUAL REPORT DECEMBER 31, 2007

the Liberty All-Star Equity Fund. Comments from David Scott, Chase’s Chief Investment Officer, are included in our annual Manager Roundtable, which begins on page 8 of this report.

We are gratified that the Fund performed well in 2007. After several years when growth stocks in general and quality growth stocks in particular took a back seat to their value counterparts, we recognize that shareholders’ patience was tested. At the same time, the worst decision we could have made during this trying period was to stray from the principles, objectives and underlying strategies of the Fund.

Two thousand seven ended weakly and that weakness accelerated into 2008. We do not know what the full year holds for the markets or the Fund specifically. However, we do believe that the Fund’s quality orientation and diversified multi-cap structure offer shareholders a reasonable way to navigate through these turbulent markets.

Be assured that we remain dedicated to shareholders’ best long-term interests and that we will continue to do all in our power to maintain your trust and confidence.

Sincerely,

/s/ William R. Parmentier

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star Growth Fund, Inc.

LIBERTY ALL-STAR® GROWTH FUND

CLOSED-END FUNDS AND HOW THEY’RE DIFFERENT

Liberty All-Star Growth Fund is a closed-end fund, a characteristic that distinguishes it from most investment funds, which are open-end mutual funds. An open-end mutual fund creates or redeems shares continuously as money flows into or out of the fund. Closed-end funds, by contrast, have a fixed number of shares that are traded between investors on a stock exchange (the Fund is listed on the New York Stock Exchange but trades on other exchanges, as well).

Why does being a closed-end fund matter to investors? An exchange-traded, closed-end fund is bought and sold just like the shares of other publicly traded securities. Pricing is intra-day – not just end-of-day, as is the case with open-end mutual funds. A transaction price is continuously available and there are no annual sales fees. From the perspective of the Fund’s three investment managers, the closed-end structure allows them to focus on stock selection and investing for the long term instead of being influenced by sharp inflows or outflows of assets that can occur with open-end funds.

Closed-end funds may trade at a market price that represents a premium or discount to the underlying assets in the fund (the net asset value, or NAV). Why? The primary reason is actions in the market that determine the price of shares in general, such as supply and demand, investor sentiment, liquidity needs and other market forces.

While there are many more open-end mutual funds, closed-end funds still play a significant role in the financial markets. At present, there are some 650 closed-end funds representing about $300 billion in assets.

Unique Attributes of Liberty
All-Star Growth Fund

Liberty All-Star Growth Fund enhances the benefits of its status as a closed-end fund through key attributes highlighted on the following pages. Together, these attributes help to make the Fund a single growth equity holding for investors seeking diversification and the potential for long-term appreciation.

LIBERTY ALL-STAR® GROWTH FUND

UNIQUE FUND ATTRIBUTES

Multi-management for individual investors

Large institutional investors, such as endowments and pension plans, have traditionally employed multiple investment managers. Liberty All-Star Growth Fund brings multi-management to individual investors. With three investment managers, the Fund provides shareholders with exposure to the full capitalization range of growth style stocks – small, mid- and large.

Real-time trading and liquidity

Owing to its closed-end structure, the Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share price is determined by supply and demand, and pricing is continuous–not just end-of-day, as it is with open-end mutual funds. Fund shares offer immediate liquidity, there are no annual sales fees and expense ratios are lower than many comparable open-end mutual funds.

Access to institutional managers

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. By itself, that does not make them inherently better. But, because they are closely monitored by their institutional clients, these managers tend to be more disciplined and consistent in their investment process.

Monitoring and rebalancing

ALPS Advisers continuously monitors the investment managers to ensure that they are performing as expected and adhering to their style and strategy. If warranted, ALPS will recommend that the Board of Directors replace a manager. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

Alignment and objectivity

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. A series of checks and balances and the selection of unaffiliated investment managers ensure the integrity of this key principle. In addition, the Fund is governed by a Board of Directors that is elected by and responsible to shareholders.

Distribution policy

Since 1997, the Fund has followed a policy of paying annual distributions on its shares at a rate of 10 percent of the Fund’s net asset value (paid quarterly at 2.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

LIBERTY ALL-STAR® GROWTH FUND

INVESTMENT MANAGERS/PORTFOILIO CHARACTERISTICS

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 37 for a description of these indices.

MARKET CAPITALIZATION SPECTRUM
PORTFOLIO CHARACTERISTICS	SMALL	LARGE
AS OF DECEMBER 31, 2007
(UNAUDITED)

	RUSSELL GROWTH:
	Smallcap Index	Midcap Index	Largecap Index	M.A. Weatherbie	TCW	William Blair*	Total Fund
Number of Holdings	1269	546	689	60	61	38	150**
Weighted Average Market Capitalization (billions)	$1.6	$9.6	$77.2	$2.3	$7.5	$44.4	$17.0
Average Five-Year Earnings Per Share Growth	31%	32%	29%	25%	47%	36%	36%
Dividend Yield	0.6%	0.8%	1.1%	0.4%	0.2%	0.8%	0.5%
Price/Earnings Ratio	22x	20x	20x	23x	28x	23x	24x
Price/Book Value Ratio	5.2x	5.7x	6.0x	5.3x	7.9x	6.3x	6.5x

*                            Chase Investment Counsel Corporation replaced William Blair & Company, L.L.C. effective January 2, 2008.

**                     Certain holdings are held by more than one manager.

LIBERTY ALL-STAR® GROWTH FUND

MANAGER ROUNDTABLE

The Fund’s investment managers continue their quest for stocks with the potential to overcome volatility and a slower economy

Most growth indices posted sound returns in 2007: The Russell 3000 growth Index was up 11.4 percent and the NASDAQ Composite Index was ahead 10.7 percent. Even better, three- and five-year returns for these indices were strong as well. But, as 2007 closed, heightened risk and uncertainty were in the air. In the fourth quarter of the year, the Russell 3000 Growth Index declined 0.9 percent, while the NASDAQ Composite eased 1.6 percent. What does this mean? End of the bull market run? A correction? Merely a pause? The fund’s three investment managers tackle these questions in this year’s Manager Roundtable. Markets will always be uncertain. But, what is certain is that they continue to implement their bottom-up growth investing disciplines and search for high quality, high growth companies. AlPS Advisers serves as moderator of the Roundtable. The participating investment managers and their capitalization focus are:

M. A. WEATHERBIE & COMPANY, INC.

Portfolio Manager/Matthew A. Weatherbie, CFA
President and Founder

Capitalization Focus/Small-Cap Growth – M.A. Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager/Brendt Stallings, CFA
Managing Director

Capitalization Focus/Mid-Cap Growth – TCW seeks capital appreciation through investment in the securities of rapidly growing companies whose business prospects, in TCW’s view, are not properly perceived by consensus research.

CHASE INVESTMENT COUNSEL CORPORATION*

Portfolio Manager/David Scott, CFA, CIC
Senior Vice President and Chief Investment Officer

Capitalization Focus/Large-Cap Growth – Chase is a growth manager that has a valuation orientation to its investment process, seeking to invest in quality growth stocks that demonstrate consistent earnings growth but whose shares are reasonably priced.

For what kinds of stocks (i.e., sectors, industries) do you have favorable expectations in 2008 and why? Let’s go up the capitalization range from small to large. Matt Weatherbie, start us off, please.

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH):

In a U.S. economy that is clearly slowing we would have favorable expectations for companies not directly dependent on consumer spending, i.e., health care, business services and technology companies. Our companies, while not recession proof, are recession resilient and can grow even in a weak

“With all the bad headlines, it’s easy to forget that corporate America is unusually healthy – excluding financials and perennial trouble spots like autos – and that balance sheets remain strong.”

Brendt Stallings,
TCW

* Replaced William Blair & Company, L.L.C., effective January 2, 2008.

economy through new product introductions and market share gains that are derived from the superiority of their business models.

STALLINGS (TCW – MID-CAP GROWTH): We continue to prefer high-growth companies with secular, rather than cyclical growth drivers and strong balance sheets. Technology is an area we think will benefit from continued global growth and infrastructure build-out as well as the demand for better, faster, cheaper devices and components. Technology will likely continue to maintain its lead as the most dynamic sector in the market and continue to exhibit high return on investment for the foreseeable future. Energy is also a sector we view favorably, primarily due to increased incremental demand from developing countries, increased depletion rates and oil production difficulties.

SCOTT (CHASE – LARGE-CAP GROWTH): Among large cap strategies, value led the market entering 2007. We believe that trend ended by mid-year and growth took over leadership and will continue to perform better. The catalyst behind the style shift was the first signs of economic weakness in housing combined with a six year plus bull market in value stocks which led to over ownership. We believe we captured this change as a result of our investment process. Currently, we favor the consumer staples and health care sectors, which score favorably under the same process. Household products, beverages and medical services are well positioned for above-average earnings growth and are reasonably priced.

“Three top-down macro factors seem particularly important to the stock market outlook in 2008…the direction of interest rate changes…the direction of commodity prices… and the resolution of the debt crisis.”

David Scott,
Chase Investment Counsel

How does a growth manager look at 2008 in general given that growth is slowing if not turning negative… i.e., we’re referring to inflation/stagflation concerns, recession fears, lower corporate profitability. David Scott, let’s stay with you.

SCOTT (CHASE – LARGE-CAP GROWTH): As a growth manager, Chase Investment Counsel Corporation views the general environment in 2008 as very difficult to analyze based on the numerous cross currents mentioned. We believe it is imperative to focus on our investment stock selection process in making buy and sell decisions. Our approach is designed to build a portfolio of strong fundamental and technically sound, consistent earnings growers. We believe this approach should result in a higher probability of finding good performers and avoiding disasters.

Brendt Stallings, what are you focused on at TCW?

STALLINGS (TCW – MID-CAP GROWTH): While the range of outcomes a slowdown would have on growth stocks is impossible to handicap, it is on our minds as we search for new ideas. Stagflation is probably the worst-case scenario for us as it limits the abilities of policymakers to reduce the duration and impact of a downturn. However, our focus is on buying secular growth companies – companies likely to grow irrespective of the economic backdrop. Profitability and growth rates will be impacted by a tough environment, but the magnitude of the change should be far smaller for secular growers versus companies relying on cyclical expansion.

Matt Weatherbie, what’s a small cap growth manager’s perspective?

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH): We look at the stock market being choppy and anxious near term as investors collectively try to determine how serious the economic slowdown will be. Inflation is not a concern (the after-inflation yield on 10-year Treasuries has declined from 2.8 percent in August to 1.6 percent today). So, the Federal Reserve should feel free to act swiftly and decisively to lower short term interest rates further. In addition, Congress and President Bush are looking at fiscal policy options to stimulate the economy. These actions will ultimately be positive for the stock market. In the meantime, as bottom-up stock pickers we are focusing on the highest

“The Federal Reserve should feel free to act swiftly and decisively to lower shortterm interest rates further. In addition, congress and President bush are looking at fiscal policy options to stimulate the economy.”

Matt Weatherbie,
M.A. Weatherbie

quality investments. We also have low direct exposure to consumer spending.

In general, investment managers for Liberty All-Star Growth Fund take a bottom-up approach to buying stocks. But, top-down macro factors play a role, too. Given the worries that beset the market as 2007 went on – chiefly, the subprime mortgage situation, high oil prices, the weak dollar and inflation fears – what macro factors (both positive and negative) are you keeping your eye on for 2008? Brendt Stallings, lead off, please.

STALLINGS (TCW – MID-CAP GROWTH): The U.S. economy looks increasingly shaky. The Fed seems somewhat boxed-in, with persistent inflation limiting its freedom to aggressively cut rates and inject liquidity. It remains to be seen whether emerging economies can continue growing amidst U.S. weakness. With all the bad headlines, it’s easy to forget that corporate America is unusually healthy – excluding financials and perennial trouble spots like autos – and that balance sheets remain strong. The big risk is to earnings. The bad news in financial stock earnings is well known. More uncertain is whether non-financial earnings will follow the same path down.

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH): The most important macro factors are the policy responses, both monetary and fiscal, on the part of the U.S. government to the weakening economy. The magnitude and timing of such actions will determine whether they are positive or negative. The second macro factor is the 2008 elections and whether Democratic majorities in both the House and Senate along with a Democratic president could raise taxes on dividends and capital gains, a clear negative for the market.

“For us, volatility can be positive, as it creates more of a ‘stockpickers’ environment. We take advantage of market volatility in order to ‘upgrade’ the portfolio…”

Brendt Stallings,
TCW

SCOTT (CHASE – LARGE-CAP GROWTH): Three topdown macro factors seem particularly important to the stock market outlook in 2008. First, the direction of interest rate changes as directed by Federal Reserve policy will be very important. In the near term short interest rates should move lower given the current economic weakness. This should be positive for stock prices. Second, the direction of change in commodity prices will be important. If commodity prices continue to ease, world monetary authorities will have more latitude in lowering interest rates. However, many of the more attractive stocks in our work suggest that commodity prices will hold or even rise. If this analysis proves correct it could hamper monetary policies. Third, the resolution of the debt crisis will dominate the outlook for the financial sector of the stock market. Since the financial sector is a relatively large weighting in many of the most widely followed indices, such as the S&P 500, its performance will significantly influence overall returns.

“We view high volatility as a negative for stock prices. It increases the equity risk premium with all other factors held constant. However, it does provide opportunity for our stock selection process.”

David Scott,
Chase Investment Counsel

As a way of informing the individual shareholder, how does your firm respond to the heightened volatility that we saw in 2007 – volatility that became extreme in the second half of the year? It is unnerving to individuals. So, from a professional’s perspective 1) what is your overall philosophy about high volatility; and 2) how do you generally “play it” – do nothing, hunker down, see it as an opportunity or take it on a case-by-case basis? Matt Weatherbie, what approach do you take?

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH): Our overall philosophy about high volatility is that it is an unpleasant fact of life in today’s financial markets. We do not have a general game plan to “play it,” as our clients expect us to be fully invested. We do try to take advantage of volatility on an individual stock basis by trimming positions that have run up a lot and adding to positions that are weak for no fundamental reason.

How does TCW approach it, Brendt Stallings?

STALLINGS (TCW – MID-CAP GROWTH): For us, volatility can be positive, as it creates more of a “stockpickers” environment. We take advantage of market volatility in order to “upgrade” the portfolio by buying names we have been following but didn’t have the opportunity to purchase. While volatility levels rose in 2007 and many of the more successful strategies of recent years (such as leveraged fixed income and quantitative equity strategies) struggled, successful traditional stock selection could steer an investor clear of the most troubled areas of the market by uncovering investments that could perform well despite market turmoil.

David Scott, share Chase’s thinking, please.

SCOTT (CHASE – LARGE-CAP GROWTH): We view high volatility as a negative for stock prices. It increases the equity risk premium with all other factors held constant. However, it does provide opportunity for our stock selection process. We can benefit from exaggerated short term movements to buy or sell stocks at more favorable prices. We can also assess the changing volatility of individual issues to reevaluate their attractiveness. In 2007, volatility played a key role in reducing our exposure to financial stocks and increasing our exposure to multinational mega-caps.

“We do try to take advantage of volatility on an individual stock basis by trimming positions that have run up a lot and adding to positions that are weak for no fundamental reason.”

Matt Weatherbie,
M.A. Weatherbie

Very interesting, and different views on volatility. To conclude, please tell us about a stock that you have added recently to the portion of the Liberty All-Star Growth Fund portfolio that you manage and your rationale for buying it.

SCOTT (CHASE – LARGE-CAP GROWTH): We recently purchased Genzyme Corp. for our clients. Genzyme was founded in 1981. Based in Cambridge Massachusetts, the company is a biotechnology conglomerate. Bolstering its strong long term growth record, the company has reported six consecutive positive earnings surprises; has a strong technical profile as evidenced by rising relative stock price strength; and is still reasonably priced. Fundamentally, the company has several catalysts in place to continue its good performance, including a strong drug pipeline, the recent approval of Synvise One for orthopedic applications and numerous cost cutting opportunities to bolster earnings.

STALLINGS (TCW – MID-CAP GROWTH): A recent addition is Bankrate, which is a leading online consumer site dedicated to financial information. We purchased Bankrate because we believe the stock does not discount the free cash flow potential of the business. Specifically, our research leads us to believe the company has significant opportunities to raise prices with little incremental cost, significantly expanding margins and increasing distributable free cash flow. Additionally, if falling interest rates and the wave of adjustable-rate- mortgage resets in the U.S. leads to a wave of mortgage refinancing, Bankrate will be a beneficiary.

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH): SRA International is a leading provider of technology and strategic consulting solutions, primarily for the federal government. We had owned this stock previously but sold it when it appeared their growth would slow because U.S. government resources were being diverted to the war in Iraq. We are now in the early stages of the reversal of that process and funds will again flow to much needed technology upgrades across many federal government departments and agencies. SRA with a dynamic and accomplished new CEO, and an excellent corporate reputation, is poised to show accelerating revenue and earnings growth.

As always, many thanks for the comments and analysis. We hope shareholders find your insights helpful and enlightening.

LIBERTY ALL-STAR® GROWTH FUND

INVESTMENT GROWTH

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the growth of a $10,000 investment assuming the purchase of shares of common stock at the closing market price (NYSE: ASG) of $9.25 on December 31, 1996, and tracking its progress through December 31, 2007. For certain information, it also assumes that a shareholder exercised all primary rights in the Fund’s rights offerings (see below). This graph covers the period since the Fund commenced its 10 percent distribution policy in 1997.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $16,973 (includes the December 31, 2007 value of the original investment of $6,443, plus distributions during the period of $10,530).

The additional value realized through reinvestment of all distributions. The value of the investment under this scenario grew to $21,120.

The additional value realized by exercising all primary rights in the Fund’s rights offerings. The value of the investment under this scenario grew to $24,237 excluding the cost to exercise all primary rights in the rights offerings which was $5,299.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

LIBERTY ALL-STAR® GROWTH FUND

TABLE OF DISTRIBUTIONS AND RIGHTS OFFERINGS

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE		SUBSCRIPTION PRICE
1997	$1.24
1998	1.35	July	10		$12.41
1999	1.23
2000	1.34
2001	0.92	September	8		6.64
2002	0.67
2003	0.58	September	8	*	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61

*            The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.’s current policy, in effect since 1997, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

LIBERTY ALL-STAR® GROWTH FUND

TOP 20 HOLDINGS AND ECONOMIC SECTORS

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS

Danaher Corp.	2.01%
Cisco Systems, Inc.	1.53
Affiliated Managers Group, Inc.	1.50
ANSYS, Inc.	1.42
Praxair, Inc.	1.35
Core Laboratories N.V.	1.30
Smith International, Inc.	1.28
Rockwell Collins, Inc.	1.24
Research In Motion Ltd.	1.23
Schlumberger Ltd.	1.22
Apache Corp.	1.17
LKQ Corp.	1.15
FMC Technologies, Inc.	1.13
Resources Connection, Inc.	1.10
Gilead Sciences, Inc.	1.09
GFI Group, Inc.	1.01
The Charles Schwab Corp.	1.01
Thor Industries, Inc.	1.01
C.R. Bard, Inc.	1.01
Johnson Controls, Inc.	1.00
24.76%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	23.77%
Industrials	17.33
Health Care	16.18
Consumer Discretionary	12.24
Financials	10.91
Energy	9.86
Consumer Staples	2.65
Materials	2.25
Telecommunication Services	2.16
Other Net Assets	2.65
100.00%	100.00%

*            Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

LIBERTY ALL-STAR® GROWTH FUND

MAJOR STOCK CHANGES IN THE FOURTH QUARTER

The following are the major ($750,000 or more) stock changes—both purchases and sales—that were made in the Fund’s portfolio during the fourth quarter of 2007.

SECURITY NAME	PURCHASES (SALES)	SHARES AS OF 12/31/07

PURCHASES

Clean Harbors, Inc.	21,500	21,500
CME Group, Inc.	1,240	1,240
SEI Investments Co.	37,700	37,700

SALES
Brocade Communications Systems, Inc.	(127,200)	—
Focus Media Holding Ltd.	(21,900)	—
Intuitive Surgical, Inc.	(4,700)	3,700
Joy Global, Inc.	(22,700)	—
Netflix, Inc.	(33,200)	—
Network Appliance, Inc.	(40,745)	—
Precision Castparts Corp.	(8,500)	—
Texas Instruments, Inc.	(27,800)	—
Walgreen Co.	(58,275)	—
Zebra Technologies Corp., Class A	(25,330)	—

LIBERTY ALL-STAR® GROWTH FUND

SCHEDULE OF INVESTMENTS

as of December 31, 2007

COMMON STOCKS (97.35%)	SHARES	MARKET VALUE

CONSUMER DISCRETIONARY (12.24%)
Auto Components (1.00%)
Johnson Controls, Inc.	47,715	$1,719,649

Automobiles (1.01%)
Thor Industries, Inc.	45,517	1,730,101

Distributors (1.15%)
LKQ Corp. (a)	93,820	1,972,096

Diversified Consumer Services (1.23%)
Bright Horizons Family Solutions, Inc. (a)	15,814	546,216
K12, Inc. (a)	5,200	134,576
Strayer Education, Inc.	8,400	1,432,872
		2,113,664

Hotels, Restaurants & Leisure (4.63%)
BJ’s Restaurants, Inc. (a)	23,660	384,712
Chipotle Mexican Grill, Inc., Class B (a)	9,300	1,144,365
Ctrip.com International Ltd. (b)	29,720	1,708,008
Home Inns & Hotels Management, Inc. (a) (b)	19,700	702,108
International Game Technology	15,471	679,641
Life Time Fitness, Inc. (a)	30,963	1,538,242
P.F. Chang’s China Bistro, Inc. (a)	35,000	799,400
Texas Roadhouse, Inc., Class A (a)	35,257	389,942
Wynn Resorts Ltd.	5,400	605,502
		7,951,920

Media (0.42%)
Omnicom Group, Inc.	15,200	722,456

Multi-line Retail (0.54%)
Dollar Tree Stores, Inc. (a)	35,866	929,647

Specialty Retail (1.93%)
Dick’s Sporting Goods, Inc. (a)	20,300	563,528
Hibbett Sports, Inc. (a)	49,049	979,999
PetSmart, Inc.	22,900	538,837
Urban Outfitters, Inc. (a)	25,800	703,308
Zumiez, Inc. (a)	21,200	516,432
		3,302,104

Textiles, Apparel & Luxury Goods (0.33%)
Coach, Inc. (a)	18,630	569,705

See Notes to Schedule of Investments and Financial Statements

COMMON STOCKS (continued)	SHARES	MARKET VALUE

CONSUMER STAPLES (2.65%)
Beverages (1.70%)
Hansen Natural Corp. (a)	27,700	1,226,833
PepsiCo, Inc.	22,345	1,695,986
		2,922,819

Food & Staples Retailing (0.42%)
Wal-Mart de Mexico SA (b)	20,790	717,255

Personal Products (0.53%)
Bare Escentuals, Inc. (a)	37,700	914,225

ENERGY (9.86%)
Energy Equipment & Services (7.45%)
CARBO Ceramics, Inc.	18,839	700,811
CGG Veritas (a)(b)	24,383	1,366,667
Core Laboratories N.V. (a)	17,913	2,234,109
FMC Technologies, Inc. (a)	34,300	1,944,810
Oceaneering International, Inc. (a)	20,500	1,380,675
Patterson-UTI Energy, Inc.	45,442	887,028
Schlumberger Ltd.	21,220	2,087,411
Smith International, Inc.	29,700	2,193,345
		12,794,856
Oil, Gas & Consumable Fuels (2.41%)
Apache Corp.	18,710	2,012,073
Golar LNG Ltd.	37,963	839,742
Suncor Energy, Inc.	11,795	1,282,470
		4,134,285

FINANCIALS (10.91%)
Capital Markets (6.22%)
Affiliated Managers Group, Inc. (a)	21,945	2,577,660
The Charles Schwab Corp.	68,060	1,738,933
Franklin Resources, Inc.	9,140	1,045,890
GFI Group, Inc. (a)	18,179	1,740,094
MF Global Ltd. (a)	18,300	575,901
optionsXpress Holdings, Inc.	33,044	1,117,548
SEI Investments Co.	37,700	1,212,809
T. Rowe Price Group, Inc.	11,000	669,680
		10,678,515
Diversified Financial Services (2.34%)
CME Group, Inc.	1,240	850,640
Financial Federal Corp.	36,446	812,381
IntercontinentalExchange, Inc. (a)	7,790	1,499,575
MSCI, Inc. (a)	22,344	858,010
		4,020,606

See Notes to Schedule of Investments and Financial Statements

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Insurance (2.06%)
Brown & Brown, Inc.	57,972	1,362,342
eHealth, Inc. (a)	37,700	1,210,547
National Interstate Corp.	29,150	964,865
		3,537,754
Real Estate Management & Development (0.29%)
Brookfield Asset Management, Inc., Class A	13,950	497,596

HEALTH CARE (16.18%)
Biotechnology (3.32%)
BioMarin Pharmaceutical Inc. (a)	19,633	695,008
CV Therapeutics, Inc. (a)	24,300	219,915
Enzon Pharmaceuticals, Inc. (a)	42,301	403,129
Genentech, Inc. (a)	19,095	1,280,702
Gilead Sciences, Inc. (a)	40,690	1,872,147
Isis Pharmaceuticals, Inc. (a)	22,900	360,675
Martek Biosciences Corp. (a)	15,452	457,070
Vertex Pharmaceuticals, Inc. (a)	18,100	420,463
		5,709,109
Health Care Equipment & Supplies (6.30%)
Accuray, Inc. (a)	46,739	711,368
C.R. Bard, Inc.	18,250	1,730,100
Hologic, Inc. (a)	16,640	1,142,170
I-Flow Corp. (a)	33,533	529,151
Intuitive Surgical, Inc. (a)	3,700	1,200,650
Orthofix International N.V. (a)	14,065	815,348
ResMed, Inc. (a)	21,727	1,141,319
Stryker Corp.	9,260	691,907
SurModics, Inc. (a)	25,762	1,398,104
Thoratec Corp. (a)	27,800	505,682
Wright Medical Group, Inc. (a)	32,439	946,246
		10,812,045
Health Care Providers & Services (2.57%)
athenahealth, Inc. (a)	1,200	43,200
Lincare Holdings, Inc. (a)	24,969	877,910
Nighthawk Radiology Holdings, Inc. (a)	42,721	899,277
PSS World Medical, Inc. (a)	45,726	894,858
VCA Antech, Inc. (a)	38,282	1,693,213
		4,408,458
Health Care Technology (0.61%)
Cerner Corp. (a)	18,700	1,054,680

See Notes to Schedule of Inverstments and Financial Statements

Life Sciences Tools & Services (2.03%)
PharmaNet Development Group, Inc. (a)	24,814	$972,957
Thermo Fisher Scientific, Inc. (a)	14,250	821,940
WuXi PharmaTech Cayman, Inc. (a)(b)	57,712	1,687,499
		3,482,396

Pharmaceuticals (1.35%)
Allergan, Inc.	19,710	1,266,170
Auxilium Pharmaceuticals, Inc. (a)	35,185	1,055,198
		2,321,368
INDUSTRIALS (17.33%)
Aerospace & Defense (1.93%)
Rockwell Collins, Inc.	29,590	2,129,592
Spirit AeroSystems Holdings, Inc. (a)	34,400	1,186,800
		3,316,392

Air Freight & Logistics (0.94%)
Expeditors International of Washington, Inc.	17,270	771,624
UTI Worldwide, Inc.	43,283	848,347
		1,619,971

Commercial Services & Supplies (6.19%)
The Advisory Board Co. (a)	15,900	1,020,621
American Reprographics Co. (a)	58,029	956,318
Clean Harbors, Inc. (a)	21,500	1,111,550
The Corporate Executive Board Co.	26,699	1,604,610
IHS, Inc. (a)	14,495	877,817
Resources Connection, Inc.	103,874	1,886,352
Stericycle, Inc. (a)	27,569	1,637,599
Waste Connections, Inc. (a)	49,905	1,542,065
		10,636,932

Construction & Engineering (0.91%)
Foster Wheeler Ltd. (a)	8,008	1,241,400
Stantec, Inc. (a)	8,253	322,032
		1,563,432
Electrical Equipment (1.47%)
ABB Ltd. (b)	51,420	1,480,896
Rockwell Automation, Inc.	15,110	1,041,986
		2,522,882

COMMON STOCKS (continued)	SHARES	MARKET VALUE
Machinery (3.56%)
Cummins, Inc.	4,900	$624,113
Danaher Corp.	39,330	3,450,814
Flowserve Corp.	13,500	1,298,700
Kaydon Corp.	13,553	739,181
		6,112,808

Trading Companies & Distributors (2.33%)
Fastenal Co.	39,591	1,600,268
GATX Corp.	15,249	559,333
Interline Brands, Inc. (a)	32,170	704,845
TransDigm Group, Inc. (a)	24,996	1,129,069
		3,993,515

INFORMATION TECHNOLOGY (23.77%)
Communications Equipment (5.44%)
Cisco Systems, Inc. (a)	96,768	2,619,510
Corning, Inc.	48,175	1,155,718
Infinera Corp. (a)	55,300	820,652
Polycom, Inc. (a)	56,780	1,577,348
QUALCOMM, Inc.	26,605	1,046,907
Research In Motion Ltd. (a)	18,700	2,120,580
		9,340,715

Computers & Peripherals (1.24%)
Electronics for Imaging, Inc. (a)	20,779	467,112
EMC Corp. (a)	89,200	1,652,876
		2,119,988
Electronic Equipment & Instruments (2.37%)
Daktronics, Inc.	35,393	798,820
FLIR Systems, Inc. (a)	50,629	1,584,688
National Instruments Corp.	50,419	1,680,465
		4,063,973

Internet Software & Services (4.75%)
Akamai Technologies, Inc. (a)	38,900	1,345,940
Baidu.com (a)(b)	3,300	1,288,287
Bankrate, Inc. (a)	12,512	601,702
Google, Inc., Class A (a)	1,040	719,139
Mercadolibre, Inc. (a)	17,839	1,317,945
TechTarget, Inc. (a)	35,712	527,823
VeriSign, Inc. (a)	26,110	981,997
VistaPrint Ltd. (a)	32,000	1,371,200
		8,154,033

COMMON STOCKS (continued)	SHARES	MARKET VALUE
IT Services (1.86%)
Cognizant Technology Solutions Corp., Class A (a)	40,100	$1,360,994
Paychex, Inc.	38,910	1,409,320
SRA International, Inc. (a)	14,491	426,760
		3,197,074

Semiconductors & Semiconductor Equipment (3.35%)
Cavium Networks, Inc. (a)	22,100	508,742
FormFactor, Inc. (a)	13,122	434,338
Hittite Microwave Corp. (a)	32,823	1,567,626
Marvell Technology Group Ltd. (a)	61,700	862,566
Maxim Integrated Products, Inc.	30,860	817,173
Taiwan Semiconductor Manufacturing Co., Ltd (b).	157,573	1,569,430
		5,759,875

Software (4.76%)
Adobe Systems, Inc. (a)	29,800	1,273,354
ANSYS, Inc. (a)	58,895	2,441,787
Autodesk, Inc. (a)	22,910	1,140,002
Monotype Imaging Holdings, Inc. (a)	33,974	515,386
Salesforce.com, Inc. (a)	25,000	1,567,250
Take-Two Interactive Software, Inc. (a)	39,300	725,085
VMware, Inc. (a)	5,960	506,540
		8,169,404

MATERIALS (2.25%)
Chemicals (1.64%)
Cytec Industries, Inc.	8,200	504,956
Praxair, Inc.	26,095	2,314,887
		2,819,843

Metals & Mining (0.61%)
Allegheny Technologies, Inc.	12,100	1,045,440

TELECOMMUNICATION SERVICES (2.16%)
Diversified Telecommunication (1.62%)
Cbeyond, Inc. (a)	22,673	884,020
Cogent Communications Group, Inc. (a)	37,200	882,012
NeuStar, Inc., Class A (a)	35,219	1,010,081
		2,776,113

Wireless Telecommunication Services (0.54%)
Clearwire Corp. (a)	67,800	929,538

TOTAL COMMON STOCK (Cost of $133,274,044)		167,159,237

See Notes to Schedule of Investments and Financial Statements

SHORT TERM INVESTMENT (2.33%)	PAR VALUE	MARKET VALUE

REPURCHASE AGREEMENT (2.33%)
Repurchase agreement with State Street Bank & Trust Co., dated12/31/07, due 01/02/08 at 3.00%, collateralized by severalU.S. Treasury Bonds with various maturity dates, market valueof $4,095,082 (Repurchase proceeds of $4,009,002)(COST OF $4,008,000)	$4,008,000	$4,008,000

TOTAL INVESTMENTS (99.68%) (Cost $137,282,044) (C)		171,167,237

OTHER ASSETS IN EXCESS OF LIABILITIES (0.32%)		542,110
NET ASSETS (100.00%)		$171,709,347
NET ASSET VALUE PER SHARE (28,486,607 SHARES OUTSTANDING)		$6.03

Notes to Schedule of Investments:

(a)       Non-Income producing security.

(b)       American Depositary Receipt.

(c)       Cost of investments for federal income tax purposes is $137,385,721.

Gross unrealized appreciation and depreciation at December 31, 2007 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$41,716,858
Gross unrealized depreciation	(7,935,342)
Net unrealized appreciation	$33,781,516

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

LIBERTY ALL-STAR® GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
Investments at market value (cost $137,282,044)	$171,167,237
Cash	1,386
Receivable for investment securities sold	3,843,527
Dividends and interest receivable	67,956
Foreign tax reclaim	4,348
Prepaid and other assets	39

TOTAL ASSETS	175,084,493

LIABILITIES:

Payable for investment securities purchased	382,246
Distributions payable to shareholders	2,715,499
Investment advisory fee payable	116,034
Payable for administrative, pricing and bookkeeping	29,008
Accrued Expenses	132,359

TOTAL LIABILITIES	3,375,146

NET ASSETS	$171,709,347

NET ASSETS REPRESENTED BY:

Paid-in capital (authorized 60,000,000 shares at $0.10 Par; 28,486,607 shares outstanding)	$137,897,855
Accumulated net realized loss on investments	(73,701)
Net unrealized appreciation on investments	33,885,193

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF COMMON STOCK
($6.03 PER SHARE)	$171,709,347

LIBERTY ALL-STAR® GROWTH FUND

STATEMENT OF OPERATIONS

INVESTMENT INCOME:
Dividends	$1,097,786
Interest	175,037

TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES WITHHELD AT SOURCE WHICH AMOUNTED TO $11,957)	1,272,823

EXPENSES:
Investment advisory fee	$1,326,106
Administrative fee	329,754
Pricing and bookkeeping fees	74,267
Audit fees	40,483
Custodian fee	40,234
Directors’ fees and expenses	48,266
Insurance expense	8,331
Legal fees	97,790
NYSEfee	27,760
Shareholder communication expenses	37,670
Transfer agent fees	56,973
Miscellaneous expenses	24,846

TOTAL EXPENSES	2,112,480

CUSTODY EARNINGS CREDIT	(352)

NET EXPENSES	2,112,128

NET INVESTMENT LOSS	(839,305)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions:
Proceeds from sales	112,120,554
Cost of investments sold	90,520,303

Net realized gain on investment transactions		21,600,251

Net unrealized appreciation on investments:
Beginning of year	28,136,677
End of year	33,885,193

Net change in unrealized appreciation		5,748,516

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$26,509,462

LIBERTY ALL-STAR® GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
OPERATIONS:

Net investment loss	$(839,305)	$(1,146,920)
Net realized gain on investment transactions	21,600,251	12,879,845
Net change in unrealized appreciation	5,748,516	(3,031,027)
Net increase in net assets resulting from operations	26,509,462	8,701,898

DISTRIBUTIONS DECLARED FROM:

Net realized gain on investments	(16,945,766)	(12,914,964)
Tax return of capital to shareholders	—	(3,162,729)
Total distributions	(16,945,766)	(16,077,693)

CAPITAL TRANSACTIONS:

Dividend reinvestments	5,405,373	1,533,706
Total increase (decrease) in net assets	14,969,069	(5,842,089)

NET ASSETS:

Beginning of year	156,740,278	162,582,367
End of year	$171,709,347	$156,740,278

LIBERTY ALL-STAR® GROWTH FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2007	2006	2005	2004	2003
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year	$5.69	$5.97	$6.29	$6.51	$5.44

Income From Investment Operations:

Net investment loss	(0.50)	(0.04)	(0.04)	(0.05)	(0.06)
Net realized and unrealized gain on investments	1.45	0.35	0.30	0.46	1.79
Total from Investment Operations	0.95	0.31	0.26	0.41	1.73

Less Distributions from:

Realized capital gain	(0.61)	(0.47)	(0.11)	(0.34)	(0.32)
Tax return of capital	—	(0.12)	(0.47)	(0.29)	(0.26)
Total Distributions	(0.61)	(0.59)	(0.58)	(0.63)	(0.58)
Change due to rights offering (a)	—	—	—	—	(0.08)
Total Distributions and Rights Offering	(0.61)	(0.59)	(0.58)	(0.63)	(0.66)
Net asset value at end of year	$6.03	$5.69	$5.97	$6.29	$6.51
Market price at end of year	$5.96	$5.37	$5.44	$6.61	$6.83

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (b)

Based on net asset value	17.9%	6.4%	4.6%	6.7%	33.7%
Based on market price	23.5%	10.2%	(9.3)%	6.9%	51.1%

RATIO AND SUPPLEMENTAL DATA:

Net assets at end of year (millions)	$172	$157	$163	$165	$163
Ratio of expenses to average net assets (c)	1.28%	1.40%	1.35%	1.31%	1.34%
Ratio of net investment loss to average net assets (c)	(0.51)%	(0.73)%	(0.78)%	(0.82)%	(0.94)%
Portfolio turnover rate	60%	52%	46%	28%	37%

(a)                     Effect of Fund’s rights offerings for shares at a price below net asset value.

(b)                    Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights offering were exercised.

(c)                     The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

LIBERTY ALL-STAR® GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1. ORGANIZATION

Liberty All-Star Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use Of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board of Directors.

Foreign Securities

The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corp orate actions and dividend income are recorded on the ex-date.

Federal Income Tax Status

Consistent with the Fund’s policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

Distributions To Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Recent Accounting Pronouncements

Effective January 1, 2007, the Fund adopted FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and the State of Colorado. The statute of limitations on the Fund’s federal tax return filings remains open for the years ended December 31, 2004 through December 31, 2007. The Fund’s Colorado tax return filings remain open for the years ended December 31, 2006 through December 31, 2007. To our knowledge there are no federal or Colorado income tax returns currently under examination.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has begun to evaluate the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and prior year excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-In Capital
$839,305	$(4,654,351)	$3,815,046

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Classification Of Distributions To Shareholders

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	12/31/07	12/31/06
Distributions paid from:
Ordinary income	$4,189,031	$5,291,071
Long-term capital gain	16,571,781	7,623,893
Return of capital	20,760,812	11,767,997
	—	3,126,568
	$20,760,812	$16,041,532

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Net Unrealized Appreciation*
$1,705	$28,271	$33,781,516

*                            The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisers, Inc. (“AAI”), serves as the investment adviser to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Under Portfolio Management Agreements, AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage.

The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average daily net Assets	Annual fee rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Pricing and Bookkeeping Fees ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average daily net Assets	Annual fee rate
First $300 million	0.20%
Over $300 million	0.18%

In addition, ALPS provides pricing and bookkeeping services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges).

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid To Officers

All officers of the Fund are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $97,989,216 and $112,120,554, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the years ended December 31, 2007 and December 31, 2006 distributions in the amount of $5,405,373 and $1,533,706, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 952,292 and 283,987 shares, respectively.

NOTE 7. SUBSEQUENT EVENT: CHANGE IN INVESTMENT MANAGER

On December 10, 2007, the Board of Directors authorized a change in one of the Fund’s investment managers which will be submitted to shareholders for ratification at the Fund’s Annual Shareholder Meeting scheduled for April 23, 2008. As a result, on January 2, 2008, Chase Investment Counsel Corporation replaced William Blair & Company, L.L.C. The Fund’s other investment managers are M.A. Weatherbie & Company, Inc. and TCW Investment Management Company.

LIBERTY ALL-STAR® GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF LIBERTY ALL-STAR® GROWTH FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Liberty All-Star® Growth Fund, Inc. (the “Fund”), as of December 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended December 31, 2006 and the financial highlights of the Fund for each of the four years in the period ended December 31, 2006, were audited by other auditors whose report, dated February 20, 2007, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty All-Star® Growth Fund, Inc. as of December 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Denver, Colorado
February 25, 2008

LIBERTY ALL-STAR® GROWTH FUND

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

Each shareholder of the Fund will automatically be a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan as amended June 30, 1996 (the “Plan”), unless the shareholder specifically elects otherwise by writing to the agent for participants in the Plan, Computershare Trust Company, N.A. (the “Plan Agent”), P.O. Box 43078, Providence, RI 02940-3078 or by calling 1-800-LIB-FUND (1-800-542-3863). Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee must notify their brokerage firm, bank or nominee if they do not wish to participate in the Plan.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee will be able to participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and other distributions on shares of the Fund are automatically reinvested by the Plan Agent in additional shares of the Fund. Distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Participants in the Plan have the option of making additional cash payments in any amount from $100 to $3,000 on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than five business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such -dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

LIBERTY ALL-STAR® GROWTH FUND

TAX INFORMATION (UNAUDITED)

All 2007 distributions whether received in cash or shares of the Fund consist of the following:

(1)                     ordinary dividends and

(2)                     long-term capital gains

The table below details the breakdown of each 2007 distribution for federal income tax purposes.

TAX STATUS OF 2007 DISTRIBUTIONS

		ORDINARY DIVIDENDS
DATE PAID	AMOUNT PER SHARE	QUALIFIED	NON-QUALIFIED	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL
1/02/07*	$0.14	5.07%	15.12%	79.81%	—
3/19/07	$0.15	5.07%	15.12%	79.81%	—
6/25/07	$0.15	5.07%	15.12%	79.81%	—
9/24/07	$0.15	5.07%	15.12%	79.81%	—
1/02/08	$0.16	5.07%	15.12%	79.81%	—

*                            Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2007.

TAX DESIGNATIONS

The Fund designates the following amounts for the fiscal year ended December 31, 2007:

Qualified Dividend Income	25.13%
Corporate Dividends Received	23.39%

LIBERTY ALL-STAR® GROWTH FUND

DIRECTORS AND OFFICERS

The names of the Directors and Officers of the Liberty All-Star Growth Fund, Inc., the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

DISINTERESTED DIRECTORS

NAME AND ADDRESS*	POSITION WITH GROWTH FUND, LENGTH OF SERVICE AND TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD

John A. Benning (Age 73)	Director Since 2002; Term expires 2008	Retired (since December, 1999); Senior Vice President, General Counsel and Secretary, Liberty Financial Companies Inc. (July, 1985 to December, 1999)	2	Trustee, Liberty All-Star Equity Fund (since 2002).

Thomas W. Brock (Age 60)	Director Since 2005; Term expires 2009	CEO, StoneHarbor Investment Partners LP (since April, 2006); Adjunct Professor, Columbia University Graduate School of Business (since September, 1998)	2	Trustee, Liberty All-Star Equity Fund (since 2005); Director, Columbia Management Multi- Strategy Fund LLC (Hedge Fund); Manager, BACAP Alternative Multi-Strategy Fund, LLC.

George R. Gaspari (Age 67)	Director Since 2006; Term Expires 2010	Financial Services Consultant (since 1996)	2	Trustee and Chairman, The Select Sector SPDR Trust (since 1999); Trustee, Liberty All-Star Equity Fund (since 2006).

Richard W. Lowry (Age 71)	Director and Chairman Since 1994; Term Expires 2010	Private Investor (since 1987)	2	Trustee and Chairman, Liberty All-Star Equity Fund (since 1986); Trustee, Columbia Fund Complex (81 Portfolios).

John J. Neuhauser (Age 64)	Director Since 1998; Term Expires 2009	President, St. Michael’s College (since August, 2007); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College)	2	Trustee, Liberty All-Star Equity Fund (since 1998); Trustee, Columbia Fund Complex (81 Portfolios).

Richard C. Rantzow (Age 69)	Director Since 2006; Term expires 2008	Chairman of the Board of First Funds (from 1992 to July, 2006)	2	Trustee, Clough Global Allocation Fund (since 2004), Clough Global Equity Fund (since 2005) and Clough Global Opportunities Fund (since 2006); Trustee, Liberty All-Star Equity Fund (since 2006).

*                            The address for all Directors and Officers is: c/o ALPS Advisers, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

LIBERTY ALL-STAR® GROWTH FUND

DIRECTORS AND OFFICERS

INTERESTED DIRECTORS

NAME AND ADDRESS*	POSITION WITH GROWTH FUND, LENGTH OF SERVICE AND TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD

Edmund J Burke (Age 46)**;	Director Since 2006; Term expires 2009	President and a Director of ALPS Holdings, Inc. (since 2005), ALPS Advisers (since 2001), ALPS Distributors, Inc. (since 2000) and ALPS (since 2000); President and a Director of ALPS Financial Services, Inc. (1991-2005)	2

President, Financial Investors Trust (since 2001); President, Reaves Utility Income Fund (since 2004); President, Financial Investors Variable Trust (since 2006); Trustee and President, Clough Global Allocation Fund (Trustee since 2006, President since 2004); Trustee and President, Clough Global Equity Fund (Trustee since 2006, President since 2005); Trustee and President Clough Global Opportunities Fund (since 2006); Director, Liberty All-Star Growth Fund (since 2006).

OFFICERS

XNAME AND ADDRESS*	POSITION WITH GROWTH FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

William R. Parmentier, Jr. (Age 55)	President	1999

Chief Investment Officer, ALPS Advisers, Inc. (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April, 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Mark T. Haley, CFA (Age 43)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January, 1999). Vice President, ALPS Advisers, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006).

Edmund T. Burke (Age 46)	Vice President	2006

President and a Director of ALPS (since 2005), President and a Director of ALPS Advisers (since 2001), President and a Director of ALPS Financial Services, Inc. (1991-2005). See above for other Directorships held.

*                            The address for all Directors and Officers is: c/o ALPS Advisers, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

**                     Mr. Burke is an “interested person” of the Fund as defined in the Investment Company Act, because he is an officer of ALPS and ALPS Advisers.

LIBERTY ALL-STAR® GROWTH FUND

DIRECTORS AND OFFICERS

OFFICERS (continued)

NAME AND ADDRESS*	POSITION WITH GROWTH FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Jeremy O. May (Age 37)	Treasurer	2006

Mr. May is a Managing Director of ALPS. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is currently the Treasurer of Liberty All-Star Equity Fund, Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust. Mr. May is also on the Board of Directors, and is Chairman of the Audit Committee, of the University of Colorado Foundation.

Kimberly R. Storms (Age 35)	Assistant Treasurer	2006

Ms. Storms is Director of Fund Administration and Vice- President of ALPS. Ms. Storms joined ALPS in 1998. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Liberty All-Star Equity Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund and Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc.

Phillip Perrone (Age 49)	Chief Compliance Officer	2007

Mr. Perrone is Deputy Compliance Officer with ALPS since April 2007. Mr. Perrone was Vice President and CCO for Dividend Capital Realty Income Fund and Dividend Capital Investments, LLC from January 2004 through March 2007. Prior to joining Dividend Capital, Mr. Perrone was a Compliance Manager at OppenheimerFunds, Inc., from 1998—2004. Mr. Perrone serves as CCO for Liberty All-Star Equity Fund, TDAX Independence Funds, since 2007; Stone Harbor Local Markets Income Funds, since 2007; and Bear Stearns Current Yield Fund, since 2007.

Tané T. Tyler (Age 42)	Secretary	2006

Ms. Tyler is General Counsel and Secretary of ALPS. Ms. Tyler joined ALPS in 2004. Secretary, Liberty All-Star Equity Fund since December 2006; Secretary, Reaves Utility Income Fund from December 2004—2007; Secretary, Westcore Funds from February 2005—2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004 — December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003.

*                            The address for all Officers is: c/o ALPS Advisers, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

LIBERTY ALL-STAR® GROWTH FUND

PRIVACY POLICY

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star Funds, which are advised by ALPS Advisers, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

PROTECTING YOUR PRIVACY IS A TOP PRIORITY

We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.

THE INFORMATION WE HAVE AND WHERE WE GET IT

We collect information about you from a variety of sources, including:

•                             Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;

•                             Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and

•                             Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

HOW WE USE THIS INFORMATION

We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

•          To respond to a subpoena or court order, judicial process or regulatory inquiry;

•          To report suspicious transactions to government agencies and law enforcement officials;

•          To protect against fraud;

•          To provide products and services with the consent or the direction of a customer; or

•          In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

SECURITY OF PERSONAL FINANCIAL INFORMATION

We restrict access to information about you to those employees we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

IF YOU HAVE ANY QUESTIONS OR CONCERNS ABOUT THIS PRIVACY POLICY NOTICE, PLEASE WRITE TO US AT:

ALPS Advisers, Inc.
Attn: Compliance Department
1290 Broadway, Suite 1100
Denver, CO 80203

FORMER CUSTOMERS

If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

LIBERTY ALL-STAR® GROWTH FUND

DESCRIPTION OF LIPPER BENCHMARK AND MARKET INDICES

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000 companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000 Companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

LIBERTY ALL-STAR® GROWTH FUND

NOTES

LIBERTY ALL-STAR® GROWTH FUND

NOTES

LIBERTY ALL-STAR® GROWTH FUND

NOTES

INVESTMENT ADVISER
ALPS Advisers, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
Kirkpatrick & Lockhart
Preston Gates Ellis LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
John A. Benning*
Thomas W. Brock*
Edmund J. Burke
George R. Gaspari*
Richard W. Lowry*, Chairman
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Jeremy O. May, Treasurer
Kimberly R. Storms, Assistant Treasurer
Tané T. Tyler, Secretary
Phillip Perrone, Chief Compliance Officer

*                            Member of Audit Committee

Annual Certifications — As required, on May 23, 2007, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission on a quarterly basis on Form N-CSR and Form N-Q.

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALPS Advisers, Inc.
Investment Adviser
1290 Broadway Suite 1100
Denver, CO 80203
303-623-2577
www.all-starfunds.com

Item 2.  Code of Ethics.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

The registrant’s Board adopted, effective December 10, 2007, a revised code of ethics described in 2(a) above. This revised code of ethics, which is attached as an exhibit hereto, does not differ materially from the code of ethics in effect for the year ended December 31, 2006.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3.   Audit Committee Financial Expert.

The registrant’s Audit Committee is composed of six of the registrant’s independent directors who are not affiliated with the registrant’s investment adviser. The Board has determined that each of the audit committee members is “financially literate” and that at least one member has “accounting or related financial management expertise” as used in the New York Stock Exchange definitions of the terms.

Under the Sarbanes-Oxley Act, if the Board has not determined that a “financial expert,” a term based on criteria contained in the Sarbanes-Oxley Act, is serving on the audit committee, it must disclose this fact and explain why the committee does not have such an expert. The Board has determined that none of the members of its audit committee meets the technical requirements of the definition. Moreover, it believes that for the following reasons it is not necessary for a registered investment company such as the registrant, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a “financial expert” as a member of the committee.

1.     The financial statements of and accounting principles applying to the registrant are relatively straightforward and transparent compared to those of operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 (the “1940 Act”) and computed daily), accrual of expenses, allocation of joint expenses shared with other entities, such as insurance premiums, and disclosures of all related party transactions. Equally important is knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity, such as sophisticated derivative transactions and special purpose entities, are present in financial reporting for this registered investment company.

2.     During the years that the registrant has been filing financial reports under the 1940 Act since its inception in 1986 there has never been a requirement for a financial report or statement to be restated.

3.     The current members of the audit committee have many years of aggregate experience serving on this audit committee and/or in the Board’s judgment, through this experience and experience with other public corporation’s financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the registrant’s financial statements, tax laws applying to the registrant, the registrant’s internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the registrant.

4.     The audit committee has the capability of employing a consultant who satisfies the technical definition of a “financial expert” and will do so from time to time if circumstances warrant.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2007 are approximately $27,350 and $23,425 respectively.

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2007 are approximately $4,400 and $0, respectively.

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In the fiscal year 2006, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2007 are approximately $5,200 and $3,250, respectively.

Tax Fees in both fiscal years 2006 and 2005 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2007 are $0 and $0, respectively.

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2006 and December 31, 2007, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the registrant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with such investment adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2006 and December 31, 2007 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2006 and December 31, 2007 were $0 and $287,500, respectively. ALPS Fund Services, Inc. (“AFS”), an entity under common control with the adviser, was billed for SAS 70 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)).

As of December 31, 2006, John A. Benning, Thomas W. Brock, George R. Gaspari Richard W. Lowry, John J. Neuhauser, and Richard C. Rantzow are each independent trustees and collectively constitute the entire Audit Committee.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisers, Inc. (the “Adviser”) the responsibility to vote proxies relating to portfolio securities held by the Fund.  In deciding to delegate this responsibility to the Adviser, the Fund’s Board reviewed and approved the policies and procedures adopted by the Adviser.  These included the procedures that the Adviser follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Adviser, its affiliates, its other clients or other persons.

The Adviser’s policy is to vote all proxies for Fund securities in a manner considered by the Adviser to be in the best interest of the Fund and its shareholders without regard to any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Adviser or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Adviser or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Adviser addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Adviser, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Adviser has retained Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Chase Investment Counsel Corporation (“Chase”)

Chase began managing a portion of the Growth Fund January 2, 2008.

MANAGEMENT. The portion of the Fund allocated to Chase is managed by a team of investment professionals including David B. Scott, Chief Investment Officer, Derwood S. Chase, Jr., President, Brian J. Lazorishak, Vice President, Peter W. Tuz, Vice President,  Peter C. Wood, Vice President, and Colin Ducharme, Security Analyst.  All of our accounts are managed on a team basis with by this team.

Derwood S. Chase, Jr., CIC

President, Founder and Director

Mr. Chase earned a BS with Distinction from the University of Virginia in 1952 and a MBA from Harvard University in 1954.  His speeches, articles and comments on investing and economic policy have been quoted in Barron’s, Business Week, The Wall Street Journal, Pensions & Investments, Kiplinger’s Personal Finance, The New York Times, and Value Line Mutual Fund Survey.  He has appeared on CNBC, The Nightly Business Report (PBS) and Bloomberg.  Derwood is a Chartered Investment Counselor, a member of the Analysts Club (N.Y.C.), the New York and Richmond Societies of Financial Analysts, a former Governor of the Investment Counsel Association of America, a member of the Mont Pelerin Society, President of the Chase Foundation of Virginia, and a trustee of the Reason Foundation.

David B. Scott, CFA, CIC

Senior Vice President and Director

Chief Investment Officer

Mr. Scott earned his BA in 1977 and a MBA with Honors in 1980 from the College of William and Mary.  Before joining us in 1994, he had 15 years of experience as an analyst and portfolio manager.  He is a CFA charter holder and a member of The Richmond Society of Financial Analysts.  He has been quoted in Barron’s, Business Week, Kiplinger’s Personal Finance, The New York Times, and Value Line Mutual Fund Survey.  He has been a guest speaker on CNBC.

Brian J. Lazorishak, CFA, CIC, CIPM, CMT

Vice President

Portfolio Manager & Quantitative Analyst

Mr. Lazorishak earned a BS in Psychology and Business Cum Laude from the University of Pittsburgh in 1994.  Brian joined us in 1997.  He serves as a portfolio manager and concentrates on quantitative and technical research.  Brian is a CFA charter holder, a CIPM certificate holer, and a Chartered Market Technician.  He is a member of the Richmond Society of Financial Analysts.

Peter W. Tuz, CFA

Vice President

Senior Security Analyst & Portfolio Manager

Mr. Tuz earned his BA from Ripon College in 1976, a MA from the University of Missouri in 1979, and a MBA from Tulane University in 1984.  Peter is a CFA charter holder.  Before joining us in 1997 he had 10 years experience as a senior analyst and officer with two NYSE member firms.  He is a member of the Richmond & Washington Societies of Financial Analysts.

Peter C. Wood, CFA

Vice President

Senior Security Analyst & Portfolio Manager

Mr. Wood earned his BA from Duke University in 1979 and a MBA from Indiana University in 1985.  Peter is a CFA charter holder.  Before joining us in 1997 he had 10 years experience as a senior security analyst concentrating in technology.  He is a member of the New York and Richmond Societies of Financial Analysts.

Colin Ducharme

Security Analyst

Mr. Ducharme earned a BA in physics and astronomy from the University of Virginia in 2000, and a MBA in finance and a SM in materials science from the Massachusetts Institute of Technology in 2006.  Before joining us in 2006 he interned as an equity analyst with a major investment management firm, and had three years experience as a professional athlete in Europe.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the team of investment professionals listed above as of December 31, 2007:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based

Registered Investment Companies	3	$945.0	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	209	$6,535.0	0	0

COMPENSATION STRUCTURE.  In addition to competitive salary (including 401K and profit-sharing), all investment professionals, with the exception of Colin Ducharme, are equity shareholders of the firm and participate in the overall success of the firm through distributions from the corporation.  Distributions are directly related to the individual’s percentage ownership of the corporation.  No portion of the fixed base salary of the portfolio managers is tied to the management or the performance of the Fund or to the performance of the Advisor’s separately managed accounts.  The portfolio managers as equity owners of the Advisor do not receive a salary bonus.  As the firm is a subchapter S corporation, all net earnings are distributed to the portfolio managers and the firm’s other equity owners.  Mr. Chase also receives a portion of the consulting fees received by the firm for work he performs on alternative oil and gas investments.

OWNERSHIP BY PORTFOLIO MANAGERS.  None of the individuals responsible for the day-to-day management of the Fund own any shares of the Fund.

William Blair & Company, LLC (“William Blair”)

William Blair ceased managing the Growth Fund January 2, 2008.

MANAGEMENT. John F. Jostrand is the portfolio manager responsible for investing the portion of the Fund allocated to William Blair. Mr. Jostrand, Principal, CFA, joined William Blair in 1993 as a Portfolio Manager and has been a member of the department’s All Cap Growth Team since 1993 and Large Cap Growth Team since 1997. Previously, he was with TRW, Inc. for ten years as Director, Investments, Equity Portfolio Manager and Venture Capital Funds Manager. Prior to that he was with Boatmen’s National Bank for five years as Assistant Trust Officer, Equity Fund Manager and Research Analyst. He is a member of the CFA Institute and past President of the Pilgrim Village Board of Trustees. Education: B.A., University of Missouri (1976); M.B.A., University of Michigan (1978).

OTHER ACCOUNTS.  The table below provides information regarding the other accounts managed by Mr. Jostrand as of December 31, 2007:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
John F. Jostrand
Registered Investment Companies	2	$403.8	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	1,272	$3,191.2	0	0

COMPENSATION STRUCTURE.  William Blair’s compensation plan for portfolio managers, including Mr. Jostrand, consists of a fixed base salary and a discretionary bonus for associates of William Blair, while principals of William Blair also receive a share of the firm’s profits. The discretionary bonus as well as any potential changes to principals’ ownership stakes is determined annually by the head of William Blair’s Investment Management Department, subject to approval of William Blair’s Executive Committee, and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance of all accounts managed by the firm, including the Fund, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors. Mr. Jostrand is a principal of William Blair.

OWNERSHIP BY PORTFOLIO MANAGER. Mr. Jostrand does not own any shares of the Fund.

M.A. Weatherbie & Co., Inc. (“M.A. Weatherbie”)

MANAGEMENT. Matthew A. Weatherbie, CFA is the person responsible for managing the portion of the Fund allocated to M.A. Weatherbie.  Mr. Weatherbie is the Chief Investment Officer, President and Portfolio Manager of M.A. Weatherbie, which he founded in December 1995.  Mr. Weatherbie’s prior experience as a portfolio manager was at Putnam Investments from 1983-1995 where he managed the Putnam Voyager Fund.  Between 1973 and 1983, he was a securities analyst and then a portfolio manager of MFS (Massachusetts Financial Services) Emerging Growth Trust. He has earned the right to use the CFA Institute Chartered Financial Analyst designation.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Matthew A. Weatherbie as of December 31, 2007:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed For which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Matthew A.Weatherbie
Registered Investment Companies	1	$59.0	0	N/A
Other pooled investment vehicles	1	$110.4	1	$110.4
Other accounts	61	$1,510.5	1	$0

COMPENSATION STRUCTURE.  As the sole owner of M.A. Weatherbie, Matthew A. Weatherbie’s compensation is directly related to the overall profitability of M.A. Weatherbie.  Mr. Weatherbie receives a fixed base salary, profit sharing (pre-tax/deferred compensation) and earnings from the company, if any, at year end under the rules of Sub-Chapter S of the Internal Revenue Code. All compensation is pre-tax. There is no difference between the method used to determine compensation with respect to the Fund and the other accounts managed by Mr. Weatherbie, except that a performance allocation may be payable by the other pooled investment vehicles managed by M.A. Weatherbie.

OWNERSHIP BY PORTFOLIO MANAGER.  Mr. Weatherbie does not own any shares of the Fund.

TCW Investment Management Company (“TCW”)

MANAGEMENT. The portion of the Fund allocated to TCW is managed by Brendt Stallings and Husam Nazer.

R. Brendt Stallings, CFA,  Managing Director, US Equities – Mr. Stallings is the Senior Portfolio Manager of TCW’s Growth Equities and Mid-Cap Growth strategies. Mr. Stallings has been a member of the TCW Small and Mid-Cap Growth Equities team since 1998. On the team, his analytic responsibilities have included many of the group’s investments in the business services, retail, financial services, and technology industries. Mr. Stallings came to TCW in 1996, joining the US Equity Research Department as an Analyst. Prior to TCW, he was an Equity Analyst with Chancellor LGT Asset Management (GT Global) from 1995 to 1996 and a Business Analyst in Andersen Consulting’s Strategic Services Division from 1990 to 1993. He is a Director of the Roosevelt Memorial Park Association. Mr. Stallings holds a BA in Decision Analysis and Political Science from Stanford University (1990) and an MBA from the Amos Tuck School at Dartmouth College (1995). He is a CFA charterholder.

Husam H. Nazer, Managing Director, US Equities – Mr. Nazer is the Senior Portfolio Manager of the Small Cap Growth and SMID Cap Growth strategies as well as Co-Portfolio Manager of the Mid-Cap Growth strategy. Mr. Nazer has been a member of the Small and Mid-Cap Growth Equities team since 2000. He joined TCW’s US Equity Research Department in 1995 where he made substantial contributions analyzing the health care, retail, and technology industries. Mr. Nazer graduated with a BS in Biomedical Engineering from Boston University in 1994 and earned an MBA at the University of Southern California in 1997.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Stallings and Nazer, as of December 31, 2007:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
R. Brendt Stallings
Registered Investment Companies	3	$441.7	0	0
Other pooled investment vehicles	77	$255.6	5	$227.5
Other Accounts	18	$1,331.5	0	0

Husan Nazer
Registered Investment Companies	2	$401.6	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	13	$723.7	0	0

COMPENSATION STRUCTURE.  The overall objective of the compensation program for portfolio managers is for TCW Investment Management Company (the “Advisor”) to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus, except in the case of the Growth Insights Fund where profit sharing of managers is tied to the full menu of TCW-managed equity products that outperform their associated benchmarks. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds. In the case of the Equities and Focused Equities Funds, which have two benchmarks, the Russell 1000 Value is used.

Certain accounts of TCW (but not the Funds) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities such as those employed in the Funds, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW’s “alpha” strategies” , performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Funds or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW. Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles. Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•      The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•      The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•      The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•      The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

Each of the Fund’s sub-advisers has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended December 31, 2007, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 12.(a)(1).

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 7, 2008

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	March 7, 2008